MLA No. 000976T1






                               PROMISSORY NOTE AND
                       CONSOLIDATING TERM LOAN SUPPLEMENT

         THIS PROMISSORY NOTE AND CONSOLIDATING TERM LOAN SUPPLEMENT (this "Promissory Note and Supplement") to the Master Loan Agreement dated as of December 27, 2002 (as amended or restated from time to time, the "MLA") is entered into as of December 27, 2002, between CHUGACH ELECTRIC ASSOCIATION, INC. (the "Company") and CoBANK, ACB ("CoBank").

         SECTION 1. Consolidation. Subject to Section 3.01 of the MLA, the "Existing Credit Agreement" and the "Existing Bonds" (both as defined in the MLA) are hereby amended and restated in their entirety by the MLA and this Promissory Note and Supplement. Henceforth, the "Existing Loans" (as defined in the MLA) will be governed by the terms hereof and the MLA. The execution of this Promissory Note and Supplement shall not constitute a novation of the indebtedness outstanding under the Existing Credit Agreement and the Existing Bonds. As of the date hereof, the unpaid principal balance of the Existing Loans (hereinafter, the "Loans") is $65,000,000.

         SECTION 2. Interest. The unpaid principal balance of the Loans shall bear interest in accordance with one or more of the following interest rate options, as selected by the Company in accordance with the terms hereof:

                  (A) Variable Rate Option. At a rate per annum equal to the rate of interest established by CoBank in its sole discretion on the first business Day of each week (the "Variable Rate Option"). The rate established by CoBank may not exceed CoBank's National Variable Rate on that day plus 1/4 of 1% per annum and shall be effective until the first Business Day of the next week. Each change in the rate shall be applicable to all balances subject to this Variable Rate Option and information about the then current rate shall be made available upon telephonic request.

         (B) Fixed Rate Option. At a fixed rate per annum to be quoted by CoBank in its sole discretion (the "Fixed Rate Option"). Under this option, balances of $100,000 or more may be fixed for such periods as may be agreeable to CoBank in its sole discretion in each instance. Notwithstanding the foregoing, amounts subject to the Fixed Rate Option on the date hereof (a list of which is attached hereto as Exhibit A and hereby incorporated by reference) shall continue to be subject to such rates for the remaining fixed rate period(s) specified in Exhibit A but shall otherwise be subject to the terms hereof.

The Company may, on any Business Day, elect to convert any portion of the Loans bearing interest at the Variable Rate Option to the Fixed Rate Option. In addition, on the last day of each fixed rate period, the Company may, subject to the terms hereof, elect to fix the rate for an additional period or convert the balance to the Variable Rate Option. In the absence of any such election, interest shall automatically accrue on such balance at (and the Company shall be deemed to have elected to convert such balance to) the Variable Rate Option. All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 noon Company's local time on the applicable Business Day. Until the principal is completely repaid, interest on the unpaid principal balance of the Loan shall be payable monthly in arrears on the 20th day of the following month. Interest shall be calculated on the actual number of days the Loans are outstanding on the basis of a year consisting of 360 days. In calculating interest, the date each installment of principal is paid shall, if received before 3:00 p.m. Mountain time, be excluded.

         SECTION 3. Promissory Note. The Company promises to repay the unpaid principal balance of the Loans in accordance with the repayment schedule for each Loan shown on Exhibit A hereto. If any installment due date is not a Business Day, then such installment shall be due and payable on the next Business Day and interest shall continue to accrue on the amount thereof until paid. In addition to the above, the Company promises to pay interest on the unpaid principal balance of the Loans at the times and in accordance with the provisions set forth above.

         SECTION 4. Prepayment. Subject to Subsection 10.01 of the MLA, the Company may, provided that notice of prepayment (identifying each Loan to be prepaid and, where more than one Loan is to be prepaid, the amount of prepayment with respect to each such Loan) is given by the Company to CoBank no later than the end of the immediately preceding Business Day, prepay the Loans in whole or in part. All partial prepayments with respect to any Loan shall be applied to:
(1) principal installments on that Loan in the inverse order of their maturity; and (2) such fixed and variable rate balances outstanding on that Loan as may be designated by CoBank.

         SECTION 5. Security. The Company's obligations hereunder and, to the extent related hereto, the MLA shall be unsecured except to the extent otherwise provided in the MLA.

         IN WITNESS WHEREOF, the parties have caused this Promissory Note and Supplement to the MLA to be executed by their duly authorized officers as of the date shown above.


CoBANK, ACB                                   CHUGACH ELECTRIC ASSOCIATION, INC.

By:        /s/ Teresa L. Fountain             By:       /s/ Evan J. Griffith

Title:     Assistant Corporate Secretary      Title:    General Manager

                                    EXHIBIT A


Chugach Repayment Schedule

Loan            Principal           Fixed Loan         Fix Maturity     Final
No.             Balance             Interest Rate      Date             Maturity Date
--------------------------------------------------------------------------------------------
T0122-2         $10,000,000.00      7.7600%            8/31/2005        8/31/2005
T0122-3         $21,500,000.00      5.6000%            10/16/2003       3/15/2022
T0122-4         $23,500,000.00      5.6000%            10/16/2003       6/15/2022
T0122-5         $10,000,000.00      5.6000%            10/16/2003       6/15/2012
--------------------------------------------------------------------------------------------
                $65,000,000.00

                T0122-2             T0122-3            T0122-4          T0122-5             Total
Payment         Principal           Principal          Principal        Principal           Principal
Date            Payment             Payment            Payment          Payment             Payment
---------------------------------------------------------------------------------------------------------------
3/20/2003                           $413,670.00                                             $     413,670.00
6/20/2003                                              $452,151.00                          $     452,151.00
3/20/2004                           $451,500.00                                             $     451,500.00
6/20/2004                                              $493,500.00                          $     493,500.00
3/20/2005                           $492,777.00                                             $     492,777.00
6/20/2005                                              $538,616.00                          $     538,616.00
8/31/2005        $10,000,000.00                                                             $10,000,000.00
3/20/2006                           $537,828.00                                             $     537,828.00
6/20/2006                                              $587,859.00                          $     587,859.00
3/20/2007                           $586,983.00                                             $     586,983.00
6/20/2007                                              $641,586.00      $ 5,000,000.00      $  5,641,586.00
3/20/2008                           $640,569.00                                             $     640,569.00
6/20/2008                                              $700,156.00                          $     700,156.00
3/20/2009                           $699,160.00                                             $     699,160.00
6/20/2009                                              $764,198.00                          $     764,198.00
3/20/2010                           $763,086.00                                             $     763,086.00
6/20/2010                                              $834,071.00                          $     834,071.00
3/20/2011                           $832,838.00                                             $     832,838.00
6/20/2011                                              $910,311.00                          $     910,311.00
3/20/2012                           $908,908.00                                             $     908,908.00
6/20/2012                                              $993,458.00      $ 5,000,000.00      $  5,993,458.00
3/20/2013                           $992,036.00                                             $     992,036.00
6/20/2013                                              $1,084,319.00                        $  1,084,319.00
3/20/2014                           $1,082,714.00                                           $  1,082,714.00
6/20/2014                                              $1,183,431.00                        $  1,183,431.00
3/20/2015                           $1,181,597.00                                           $  1,181,597.00
6/20/2015                                              $1,291,513.00                        $  1,291,513.00
3/20/2016                           $1,289,672.00                                           $  1,289,672.00
6/20/2016                                              $1,409,641.00                        $  1,409,641.00
3/20/2017                           $1,407,511.00                                           $  1,407,511.00
6/20/2017                                              $1,538,443.00                        $  1,538,443.00
3/20/2018                           $1,536,183.00                                           $  1,536,183.00
6/20/2018                                              $1,679,084.00                        $  1,679,084.00
3/20/2019                           $1,676,590.00                                           $  1,676,590.00
6/20/2019                                              $1,832,552.00                        $  1,832,552.00
3/20/2020                           $1,829,798.00                                           $  1,829,798.00
6/20/2020                                              $2,000,011.00                        $  2,000,011.00
3/20/2021                           $1,997,038.00                                           $  1,997,038.00
6/20/2021                                              $2,182,809.00                        $  2,182,809.00
3/20/2022                           $2,179,542.00                                           $  2,179,542.00
6/20/2022                                              $2,382,291.00                        $  2,382,291.00
---------------------------------------------------------------------------------------------------------------
Totals          $10,000,000.00      $21,500,000.00     $23,500,000.00   $10,000,000.00      $65,000,000.00